United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  August 13, 2003

IMAGE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

California	0-11071	84-0685613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9333 Oso Avenue, Chatsworth, California 91311

(Address of principal executive offices, including zip code)

(818) 407-9100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

On August 13, 2003, Image Entertainment, Inc. issued a press release announcing its first quarter earnings and held a telephonic conference call with simultaneous Web cast beginning at 4:30 PM Eastern time to discuss its financial results for its first quarter and three months ended June 30, 2003.  A copy of the press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

A recording of the call is available until August 20, 2003.  To access the recording, dial (800) 428-6051 and enter the reservation number of 303309.  International participants please dial (973) 709-2089 and use the same reservation number.  A Web cast of the call is also available at www.image-entertainment.com and through CCBN at www.companyboardroom.com.

Item 12. Disclosure of Results of Operations and Financial Condition.

On August 13, 2003, Image Entertainment, Inc. issued a press release detailing the transaction described in Item 9 herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.
Registrant

Dated:	August 13, 2003	By:	/s/ JEFF M. FRAMER
			Name	Jeff M. Framer
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release dated August 13, 2003.